SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 26, 2002



                             CANNONDALE CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                          0-24884                        06-0871823
(State or other              (Commission File Number)           (I.R.S. Employee
jurisdiction of incorporation)                            Identification Number)



                 16 TROWBRIDGE DRIVE, BETHEL, CONNECTICUT 06801
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: 203-749-7000






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ITEM 5.    OTHER EVENTS.

         The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated July 29, 2002, filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         99.1     Press Release of Cannondale Corporation dated July 29, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CANNONDALE CORPORATION



Date: July 29, 2002                     By:/S/ WILLIAM A. LUCA
                                           -------------------------------------
                                           William A. Luca
                                           Vice President of Finance,  Chief
                                                Financial Officer, Chief
                                                Operating Officer and Director


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                                  EXHIBIT INDEX

99.1     Press Release of Cannondale Corporation dated July 29, 2002.



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